Exhibit 10.1
TRANSUNION
AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE PLAN
GRANT NOTICE

PERFORMANCE SHARE UNITS
Applicable to Performance Share Unit Awards Granted on June 1, 2023

TransUnion (the “Company”), pursuant to the TransUnion Amended and Restated 2015 Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant identified below an award of Restricted Stock Units that are contingent upon the Participant’s continued employment and satisfaction of Performance Goals (the “Performance Share Units”) in such numbers as set forth below. Any reference hereunder to an “Award” shall mean, collectively or individually, Performance Share Units. Awards are subject to all of the terms and conditions as set forth herein, in the Award Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Participant:	#ParticipantName#
Date of Grant: Number of Performance Share Units:	#GrantDate# #QuantityGranted#
Performance Period for Performance Share Units:	May 1, 2023 to April 30, 2026
Vesting Date: Dividend Equivalents:
April 30, 2026
The holder of an outstanding Award shall be entitled to be paid dividend equivalent payments (in respect of the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends. Such dividend equivalents shall be subject to the vesting of the applicable Award to which the dividend equivalent relates and shall be payable at the same time as such applicable Award is settled and then only with respect to the applicable number of Performance Share Units that are earned. If such Award is forfeited without vesting, the Participant shall have no right to such dividend equivalent payments.

Vesting Schedule:
1.Vesting of Performance Share Units. The extent to which the Performance Components are satisfied and the number of Performance Share Units that become vested shall be calculated as a product of the two Performance Components as described below. All determinations with respect to the Performance Components shall be made by the Committee in its sole discretion and, in the absence of manifest error, such determinations shall be binding and conclusive (except as required by applicable law). The Performance Components shall not be achieved and the Performance Share Units shall not vest (i) until the Committee certifies that such Performance Components have been met; and (ii) except as provided otherwise in Sections 2 and 3 below, unless the Participant has remained continuously employed by the Company Group through the vesting date specified above (the “Vesting Date”). The review and certification by the Compensation Committee with respect to achievement of the Performance Components will occur within sixty (60) days following the end of the Performance Period.
(a)Relative Total Shareholder Return Position Performance Component. First, the Committee shall determine the total shareholder return position (“Relative Total Shareholder Return”) performance levels, which shall be equal to (x) the total number of Performance Share Units multiplied by (y) the applicable Relative TSR Payout Percentage (as set forth in the table below), determined as follows:

Relative TSR Percentile Rank	Relative TSR Payout Percentage
Less than 25th Percentile and less than or equal to 0% Absolute Stock Price Growth Percentage	0%
Between 25th Percentile up to 49.99th Percentile and less than negative 10% (-10%) Absolute Stock Price Growth Percentage	0%
Between 0 Percentile to 24.99th Percentile	1-49%
25th Percentile	50%
50th Percentile	100%
80th Percentile and above	200%

The Committee shall determine (i) the Total Shareholder Return for the Company for the Performance Period, (ii) the Total Shareholder Return for each Peer Group Member for the Performance Period, and (iii) the Relative TSR Percentile Rank for the Company. Notwithstanding anything to the contrary herein, if the Total Shareholder Return for the Company is negative over the Performance Period, then the Relative TSR Payout Percentage in respect of the Company’s Relative Total Shareholder Return shall not exceed 100%, and the Absolute Stock Price Growth Multiplier (as described below) shall be capped at 1.00x.

(b)Absolute Stock Price Growth Multiplier Performance Component. Second, the Committee shall determine the Company’s Absolute Stock Price Growth Percentage and determine the corresponding Absolute Stock Price Growth Multiplier as follows:

Absolute Stock Price Growth Percentage	Absolute Stock Price Growth Multiplier
Up to 10%	1.00
25%	1.10
40%	1.25 (cap)
(c)The total number of Performance Share Units that become vested based on the achievement of the foregoing Performance Components shall be equal to (x) the total number of Performance Share Units multiplied by (y) the Relative TSR Payout Percentage, multiplied by (z) the Absolute Stock Price Growth Multiplier, rounded down to the nearest whole Performance Share Unit. Each of the Relative TSR Payout Percentage and the Absolute Stock Price Growth Multiplier shall be determined using linear interpolation if actual performance falls between any two levels, in which case the Relative TSR Payout Percentage shall be rounded to the nearest whole percentage point (or, if equally between two percentage points, rounded up) and the Absolute Stock Price Growth Multiplier shall be rounded to the nearest one-hundredth (or, if equally between two one-hundredths, rounded up), as applicable; provided, that linear interpolation shall apply to the Relative Total Shareholder Return Performance Component only between the 0.0001st to 80th percentiles. The Committee shall have the discretion pursuant Section 11(d) of the Plan to make equitable adjustments to the Performance Components to account for certain events including, but not limited to, acquisitions or divestitures, acquisition of new technologies, or resolution of legal disputes. Notwithstanding the Relative TSR Payout Percentages set forth in the table above, in the event that either (i) the Relative TSR Percentile Rank is below the 50th percentile and the Absolute Stock Price Growth Percentage is less than negative ten percent (-10%) or (ii) the Relative TSR Percentile Rank is below the 25th percentile and the Absolute Stock Price Growth Percentage is less than or equal to zero percent (0%), then no Performance Share Units shall become vested and the Award shall be forfeited without any consideration.
2.Termination of Employment. If the Participant’s employment with the Company Group terminates for any reason while any Award remains outstanding and eligible to vest, the Participant shall forfeit all unvested Awards (and, as a result, shall forfeit all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid pursuant to such Award); provided, however, that
(a)if termination results from the Participant’s Disability or death, the Performance Share Units granted hereunder will vest immediately at a Relative Total Shareholder Return of 100% on the date of such termination or at the certified performance if known on the date of such termination (and, as a result, the Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Performance Share Units); and
(b)if termination results from the Participant’s Retirement and the Participant timely executes a general release and waiver of claims in a form and manner determined by the Company in its sole discretion, then with respect to any Award that was granted in a calendar year prior to the calendar year of Retirement a prorated portion of the Performance Share Units, based on the number of full and partial months the Participant participates during the Performance Period for the Performance Share Units specified above, will remain outstanding and will vest in accordance with the terms and provisions hereof in the same manner as if the Participant’s employment had continued through the Vesting Date in accordance with the terms of Section 1, to the extent that such conditions to vesting other than continued employment have been met and Performance Components satisfied (and, as a result, the Participant shall be entitled to a prorated portion of the shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Performance Share Units).
3.Change in Control. If a Change in Control occurs, the following provisions shall apply with respect to the vesting of the Awards:
(a)To the extent the successor entity in the Change in Control does not assume the Awards or substitute the Awards with an equivalent award on terms that are no less favorable to the Participant as compared to the Award and the Change in Control occurs prior to the Committee’s certification of the achievement of the Performance Components as provided under Section 1 herein, then the Performance Share Units granted hereunder will vest immediately upon the effective date of the Change in Control based on the achievement (or deemed achievement) of the Performance Components, as measured and the corresponding Relative TSR Percentile Rank and Absolute Stock Price Growth Percentage, as applicable, determined as if the effective date of the Change in Control is the final day of the Performance Period (and, as a result, Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Performance Share Units).
(b)To the extent the successor entity in the Change in Control assumes the Awards or substitutes the Awards with an equivalent award on terms that are no less favorable to the Participant as compared to the Award, a “Qualifying Termination” (as such term is used in Section 12(c) of the Plan) shall mean a Triggering Event occurring prior to the second anniversary of the effective date of such Change in Control, and the Change in Control occurs prior to the Committee’s certification of the achievement of the Performance Components, the Performance Share Units granted hereunder will vest immediately upon a Triggering Event based on the achievement (or deemed achievement) of the Performance Components at the levels determined in accordance with Section 3(a) above (and, as a result, the Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Performance Share Units).
4.Definitions. For the purposes of this Grant Notice:
(a)“Absolute Stock Price Growth Percentage” of the Company means the percentage that results by dividing (1) the difference between the Company’s Ending Price minus the Beginning Price, by (2) the Beginning Price, calculated to the nearest whole percentage point. For the avoidance of doubt, the Absolute Stock Price Growth Percentage will exclude the value of any dividends paid during the Performance Period. For these purposes:
(i)“Price” is the principal stock exchange or quotation system closing prices on the date in question;
(ii)“Beginning Price” is the average Price for the period of 20 trading days immediately preceding the first day of the Performance Period; and
(iii)“Ending Price” is the average Price for the period of 20 trading days immediately preceding and including the final day of the Performance Period;
in each case, with such adjustments as are necessary, in the judgment of the Committee to equitably calculate the Absolute Stock Price Growth Percentage in light of any stock splits, reverse stock splits, stock dividends, and other extraordinary transactions or other changes in the capital structure of the Company.
(b)“Constructive Termination” means the occurrence of any one or more of the following events without the Participant's written consent: (i) with respect to any Participant holding the title of Director or above, any reduction in position, overall responsibilities, level of authority, title or level of reporting; (ii) a reduction in the Participant’s base compensation and annual incentive compensation opportunity, measured in the aggregate, which is not the result of a uniformly applied adjustment across all similarly situated personnel within the Company; or (iii) a requirement that the Participant's location of employment be relocated by more than fifty (50) miles from the Participant’s then-current location, provided, that any such event shall constitute a Constructive Termination only if the Participant gives written notice to the Committee within ten (10) days of the later of its occurrence or Executive’s knowledge thereof, the circumstances giving rise to the Constructive Termination are not cured within thirty (30) business days of such notice, and the Participant resigns from employment within sixty (60) days following such failure to cure. In the event that the Participant is a party to an employment, severance, retention or other similar agreement with the Company (or a successor entity) that defines a termination on account of “Constructive Termination,” “Good Reason” or “Breach of Agreement” (or a term having similar meaning), such definition shall apply as the definition of “Constructive Termination” for purposes hereof in lieu of the foregoing.

(c)“Peer Group Members” means all of the Russell 3000 Commercial and Professional Services companies, including the Company, on the date that is 20 trading days prior to the commencement of the Performance Period, with the following modifications: (i) except as provided in clause (ii) below, only those entities that continue to trade throughout the Performance Period without interruption on a National Exchange shall be included; and (ii) any such entity that files for bankruptcy (“Bankrupt Peer”) during the Performance Period shall continue to be included.
(d)“Relative TSR Percentile Rank” means the percentile performance of the Company as compared to the Peer Group Members. Relative TSR Percentile Rank is determined by ranking the Company and all other Peer Group Members according to their respective Total Shareholder Return for the Performance Period. The ranking is in order from minimum to maximum, with the lowest performing entity assigned a rank of one. Peer Group Members with the same Total Shareholder Return (calculated to four decimal places) will share the same rank and subsequent rankings will reflect the number of Peer Group Members sharing preceding rankings. The Company’s ranking is then divided by the total number of Peer Group Members to get the Company’s Relative TSR Percentile Rank.
(e)“Retirement” means termination of employment with the Company Group (for any reason other than Disability, death or Cause) at a time when (i) the Participant has attained the age of 55, (ii) the sum of the Participant’s age plus completed years of service with the Company Group is at least 65, (iii) the Participant has completed at least five (5) years of service with the Company Group, and (iv) the Participant does not have an offer for and has not accepted employment with any other for profit business on financial terms and conditions substantially similar to those provided by the Company prior to the Vesting Date; provided, however, that unless the Committee agrees otherwise, no termination of employment shall be a Retirement unless the Participant has provided at least sixty (60) days’ advance written notice of the Participant’s intent to retire.
(f)“Performance Components” means the Performance Criteria applicable to an Award.
(g)“Total Shareholder Return” of either the Company or a Peer Group Member means the result of dividing (1) the sum of the cumulative value of an entity’s dividends for the Performance Period, plus the entity’s Ending Price, minus the Beginning Price, by (2) the Beginning Price, calculated to four decimal places. For purposes of determining the cumulative value of an entity’s dividends during the Performance Period, it will be assumed that all dividends declared and paid with respect to a particular entity during the Performance Period were reinvested in such entity at the ex-dividend date, using the closing price on such date. The aggregate shares, or fractional shares thereof, that will be assumed to be purchased as part of the reinvestment calculation will be multiplied by the Ending Price to determine the cumulative value of an entity’s dividends for the Performance Period. For these purposes:

(i)“Price” is the principal stock exchange or quotation system closing price on the date in question;
(ii)“Beginning Price” is the average Price for the period of 20 trading days immediately preceding the first day of the Performance Period; provided, however, that if the applicable common stock has not been trading for a full 20 trading day period prior to the applicable measurement date, the average closing price shall be determined based on such shorter number of days that such common stock has been trading as of such measurement date;
(iii)“Ending Price” is the average Price for the period of 20 trading days immediately preceding and including the final day of the Performance Period; and
(iv)any Bankrupt Peer and any Peer Group Member that (A) merges with or is acquired by another Peer Group Member, or (B) is acquired by a company who is not a Peer Group Member shall have a Total Shareholder Return of negative one hundred percent (-100%);
in each case, with such adjustments as are necessary, in the judgment of the Committee to equitably calculate Total Shareholder Return in light of any stock splits, reverse stock splits, stock dividends, and other extraordinary transactions or other changes in the capital structure of the Company or the Peer Group Member, as applicable.
(h)“Triggering Event” means (i) the Participant’s employment with the Company Group is terminated by the Company Group for any reason other than on account of death, Disability or Cause or (ii) the occurrence of a Constructive Termination.

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THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE WITH RESPECT TO PERFORMANCE SHARE UNITS, THE AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF AWARDS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS GRANT NOTICE, THE AWARD AGREEMENT AND THE PLAN.

To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.

TRANSUNION	PARTICIPANT
By: [•] Title: [•] #Signature# #AcceptanceDate#

TRANSUNION
AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE PLAN
AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS
Pursuant to the Grant Notice with respect to Restricted Stock Units or Performance Share Units (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Award Agreement (including any addenda or exhibits) (this “Award Agreement”) and the TransUnion Amended and Restated 2015 Omnibus Incentive Plan (the “Plan”), TransUnion (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
The Award along with Participant’s continued employment, access to Confidential Information and customer relationships and other professional benefits, constitutes mutually agreed-upon consideration for the post-termination obligations set forth herein. The Participant further acknowledges that the Participant had the option of declining the Award and thereby declining to enter into this Award Agreement, including Sections 6 through 12, and freely chose to enter into this Award Agreement.
1.Grant of Restricted Stock Units or Performance Share Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Restricted Stock Units (“Restricted Stock Units”) or Performance Share Units (“Performance Share Units”) provided in the Grant Notice (with each Restricted Stock Unit and each Performance Share Unit representing an unfunded, unsecured right to receive one share of Common Stock upon vesting). Any reference hereunder to an “Award” shall mean, collectively or individually, Restricted Stock Units or Performance Share Units, as applicable. The Company may make one or more additional grants of Awards to the Participant under this Award Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Award Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Awards hereunder and makes no implied promise to grant additional Awards.
2.Vesting. Subject to the conditions contained herein and in the Plan, the Awards shall vest and the restrictions on such Awards shall lapse as provided in the Grant Notice.
3.Settlement of Awards. The provisions of Section 9(d) of the Plan are incorporated herein by reference and made a part hereof.
4.Treatment of Awards Upon Termination. Except as provided in the Grant Notice, the provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.
5.Definition of Confidential Information. “Confidential Information” shall mean any and all trade secrets (as defined by the Uniform Trade Secret laws or the Defend Trade Secrets Act, 18 U.S.C. § 1833, et seq.) and other confidential, proprietary and/or non-public information that the Company takes reasonable steps to protect or keep secret, whether in hard-copy, electronic format, communicated orally or in any other format, that the Participant acquires or is exposed to by and through the Participant’s employment with the Company and that the Participant knows or has reason to know is confidential to the Company or that the Company specifically designates or treats confidential through its policies, procedures, or practices.
Confidential Information specifically includes, but is not limited to (i) Company methods of operation, systems and processes; (ii) information regarding the nature and type of services rendered and products sold by the Company; (iii) contracts and contract forms; (iv) the Company’s vendor, supplier, business partner lists and information; (v) technology developed by or for Company and all information derived therefrom, proprietary computer-based consulting tools and programs, pricing tools and programs, and operational tools and programs, screenshots and reports resulting therefrom, hardware/software licenses and designs, maintenance tools, product know-how and show-how, and all derivatives, improvements and enhancements to any of the above; (vi) names of and information regarding the Company’s current and former customers and prospects; (vii) information regarding the Company’s relationships with its customers and prospects, and sales and business records and reports with respect to such customers and prospects; (viii) pricing policies, matrices and architecture such as strategic profitability requirements in offering competitively priced products and services, specific customer pricing, quotation policies, quotations and bids to customers and prospects; (ix) particular customer and prospect information (whether or not publicly available to the extent it was specifically obtained the Company’s business efforts) developed or compiled by the Company, including without limitation contact names and details, data regarding its customer’s and prospect’s preferences and needs, and specific strategies for soliciting and maintaining each such customer and prospect; (x) Company personnel data and related information except for information relating solely to the Participant; (xi) the Company’s strategic plans, forecasts, anticipated or non-public projects or partnerships as it relates to its products or services; (xii) information received by the Company from third parties in confidence or pursuant to a duty of confidentiality; and (xiii) the Company’s discoveries, inventions, marketing and business plans, goals and strategies, financial data, business volume, research and development efforts and projections for any of the foregoing. All Confidential Information is, and shall at all times remain, the sole property of the Company.
Notwithstanding the foregoing, Confidential Information does not include information that is in the public domain or generally known to the public in the particular form thereof (in either case, exclusive of compiled information that may be created only with great effort or expense), other than information that became public as a result of a breach of a duty of confidentiality; information known to the Participant prior to first receipt of or access to such information in the course of the Participant's employment with the Company; or information rightfully received by the Participant outside the course of the Participant's employment with the Company from a third party who does not owe the Company a duty of confidentiality with respect to such information.
6.Non-Disclosure of Confidential Information. Participant agrees that the Participant will use Confidential Information exclusively on behalf of the Company and will not, except in the normal and proper course of performing the Participant's duties on behalf of the Company, directly or indirectly, in any capacity, at any time during or after termination of the Participant’s employment with the Company for whatever reason, whether said termination was voluntary or involuntary, disclose Confidential information in any manner, or use Confidential Information for the Participant's benefit or on behalf of any Competitor or third party. The Participant further agrees that Participant will not copy or record or allow to be copied or recorded any Confidential Information for any purpose other than for use by or on behalf of the Company.
The Participant recognizes that the restrictions in this Section 6 shall survive the termination of the employment of the Participant with the Company for whatever reason, whether such termination was voluntary or involuntary, and the termination of this Award Agreement. The Participant's obligations under this Section 6 with respect to any specific Confidential Information shall cease when that specific portion of Confidential Information, in the same or an equally useable form to that maintained by the Company, becomes publicly known in its entirety and without combining portions of such information obtained separately, other than as a result of a breach of a duty of confidentiality, or otherwise loses its confidential status. It is understood that such Confidential Information of the Company includes matters that the Participant conceives or develops while employed at the Company, as well as matters the Participant learns from other employees of the Company.
Pursuant to 18 U.S.C. § 1833(b), and as set forth fully therein, notice is hereby given that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Nothing in this Section prevents the Participant from discussing or disclosing information about unlawful acts in the workplace, such as harassment, discrimination, retaliation, sexual assault, wage and hour violations or any other conduct that the Participant has reason to believe is unlawful or against public policy.
7.Noncompetition. The Participant acknowledges and agrees with the Company that the Participant’s services to the Company are unique in nature and that the Company would be irreparably damaged if Participant were to provide or engage in Competitive Business Activity on behalf of any Competitor during the Restricted Period as defined below. Participant accordingly covenants and agrees with the Company that during the period commencing with the date of this Award Agreement and, (i) for Directors and Senior Directors in non-sales positions subject to this Award Agreement, ending on the date that is six (6) months following the termination of the Participant’s employment with the Company for any reason, or (ii) for Vice Presidents, Senior Vice Presidents, and Executive Vice Presidents subject to this Award Agreement, as well as sales positions for all other positions, ending on the date that is twelve (12) months following the termination of the Participant’s employment with

Company for any reason (as applicable, the “Restricted Period”), the Participant shall not, during the Participant’s Restricted Period, directly or indirectly, either for himself or herself or for any other individual, corporation, partnership, joint venture or other entity, participate in any Competitive Business Activity on behalf of any Competitor. For purposes of this Award Agreement, the term “participate in” (with the term “participating in” having a correlative meaning with the foregoing) shall include, without limitation, being employed by, consulting for, having any direct or indirect interest in any corporation, partnership, joint venture or other entity, whether as a sole proprietor, owner, stockholder, partner, joint venturer, creditor or otherwise, or rendering any direct or indirect service or assistance to any individual, corporation, partnership, joint venture or other business entity (whether as a director, officer, manager, supervisor, employee, agent, consultant or otherwise). The foregoing restrictions on the Participant are not applicable to any passive investment made by the Participant in any public entity that is or includes a Competitor, provided such investment is not greater than 3% of market value of such public entity.
8.Geographic Scope. The provisions of Section 7 shall apply to any territory, region or geography that the Participant serviced or had responsibility for on behalf of the Company or for which the Participant had access to Confidential Information about through the Participant’s position and responsibilities at the Company during the twelve (12) months preceding the termination of the Participant’s employment, or during the period from the date of this Award Agreement to the date of the termination of the Participant’s employment with the Company.
9.Nonsolicitation of Restricted Customers. The Participant further covenants and agrees that during employment with the Company and for twelve (12) months following the termination of the Participant’s employment with the Company for any reason, the Participant shall not, directly or indirectly, solicit, attempt to solicit, induce or attempt to induce, or call upon for purposes of offering Competitive Services to any Restricted Customer of the Company or in any way intentionally interfere with the relationship between any such Restricted Customer and the Company.
10.Nonsolicitation of Restricted Employees, Agents or Business Partners. The Participant further covenants and agrees that during employment with the Company and for twelve (12) months following the termination of the Participant’s employment with the Company for any reason, the Participant shall not, directly or indirectly, solicit, attempt to solicit, induce or attempt to induce any Restricted Employees, Agents or current or prospective Business Partners of the Company to terminate his or her employment or association with the Company.
11.Duty to Disclose Agreement and Report New Employer. The Participant acknowledges that the Company has a legitimate business purpose in the protection of its trade secrets, proprietary information, competitive position, methods of operation, processes, products, procedures, customers, prospects and vendors. The Participant also recognizes and agrees that the Company has the right to such information as is reasonably necessary to inform the Company whether the terms of this Award Agreement are being complied with. Accordingly, Participant agrees that during Participant’s applicable Restricted Period as set forth in Section 7 (“Noncompetition”) following the Participant’s termination of employment for any reason, he/she will promptly and forthrightly provide any potential new employer with a copy of this Award Agreement and notify them of his/her obligations contained herein. The Participant also agrees to provide the Company with the identity of his/her new employer(s) and a description of the services being provided by the Participant in sufficient detail to allow the Company to reasonably determine whether such activities fall within the scope of activities prohibited by the provisions of this Award Agreement.
12.Nondisparagement. The Participant shall not, directly or indirectly, disparage the Company and/or communicate, either in writing or orally, any statement that bears negatively on the Company’s reputation, services, products, principals, customers, policies, adherence to the law (unless otherwise required by law), shareholders, officers, directors, officials, executives, employees, agents, representatives, business or other legitimate interests of the Company. Nothing in this Section prevents the Participant from discussing or disclosing information about unlawful acts in the workplace, such as harassment, discrimination, retaliation, sexual assault, wage and hour violations or any other conduct that the Participant has reason to believe is unlawful or against public policy.
13.Acknowledgments. The Participant acknowledges that the restrictions contained in this Award Agreement do not preclude the Participant from earning a livelihood, nor do they unreasonably impose limitations on the Participant’s ability to earn a living. The Participant agrees and acknowledges that the potential harm to the Company resulting from the non-enforcement of Sections 6 through 10outweighs any potential harm to the Participant of the enforcement of such provisions by injunction or otherwise. The Participant acknowledges that the Participant has carefully read this Award Agreement and has given careful consideration to the restraints imposed upon the Participant by this Award Agreement and is in full agreement regarding their necessity for the reasonable and proper protection of the business goodwill and competitive positions of the Company now existing or to be developed in the future and that each and every restraint imposed by this Award Agreement is reasonable with respect to subject matter, time period and geographical area. Notwithstanding the foregoing or anything else to the contrary contained herein, in the event that the Participant is a party to an employment, retention, severance or other similar agreement with the Company (or a successor entity) that contains provisions that conflict with Sections 6 through 10, or the applicable definitions, the corresponding provisions of such employment, retention, severance or other similar agreement shall apply and control.
14.Certain Definitions. For purposes of this Award Agreement, the following definitions will apply:
(a)“Company” as used in this Award Agreement with reference to employment shall include the Company and its subsidiaries.
(b)“Competitor” means any businesses or persons that has operations that generate more than 10% of their annual revenues from any line of business, product or service that competes with Company including, but not limited to, the following: LiveRamp Holdings, Inc.; The Dun & Bradstreet Corporation; Equifax, Inc.; Experian Group Limited; Fair Isaac Corporation; Reed Elsevier/LexisNexis; Verisk Analytics, Inc.; and Thomson Reuters Corporation.

(c)“Competitive Business Activity” means directly or indirectly working with, consulting on, or providing services relating to, developing, selling, or marketing the same or substantially similar products or services offered or being developed by the Company that the Participant worked with, had responsibility for, or about which the Participant received Confidential Information during the twelve (12) month period preceding the date of termination of the Participant’s employment with the Company.
(d)“Competitive Service” means any product or service that competes with, or is meant to compete with, any product or service provided by the Company that is the same or substantially similar to the products and services offered or being developed by the Company that the Participant worked with, had responsibility for, or about which the Participant received Confidential Information during the twelve (12) month period preceding the date of termination of the Participant’s employment with the Company.
(e)“Participant,” when used under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Awards may be transferred in accordance with the Plan, shall be deemed to include such person or persons.
(f)“Restricted Customer” means each and every customer with whom the Company has a present, anticipated or ongoing business relationship or with whom Company conducted business within the twelve (12) months immediately preceding the termination of the Participant’s employment and with whom the Participant, in the twenty-four (24) months preceding his or her termination with the Company, either had (i) material contact with as part of the Participant’s employment with Company; (ii) responsibility for soliciting or servicing its business on behalf of the Company or (iii) access to proprietary pricing, marketing, sales, or other Confidential Information with respect to such customer.
(g) “Restricted Employee, Agent or Business Partner” means each and every individual who is an employee, agent or business partner of the Company and (i) with whom the Participant had supervisory or managerial responsibility over or material contact with in the course of the Participant conducting business on behalf of the Company; or (ii) about whom the Participant had access to Confidential Information.
15.Independent Legal Advice and Review Period. The Participant acknowledges that the Participant has received a copy and read this Award Agreement, that the Participant was given at least 14 days to review it and to consult an attorney regarding its terms and conditions, although the Participant may choose to execute before the expiration of 14 days, and that the Company has recommended to the Participant to consult an attorney prior to execution of this Award Agreement. The Participant agrees that the Participant is executing this Award Agreement voluntarily and in good faith and agrees that the restrictions on competition set forth in this Award Agreement are reasonable and necessary for the protection of the Company’s business.

16.Non-Transferability. The Awards are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Awards, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Awards shall terminate and become of no further effect.
17.Rights as Stockholder; Additional Agreements. The Participant or a permitted transferee of the Awards shall have no rights as a stockholder with respect to any share of Common Stock underlying an Award unless and until the Participant shall have become the holder of record or the beneficial owner of such Common Stock and, subject to Section 12 of the Plan, no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, the Awards, or settlement of the Awards, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Tax Withholding. The provisions of Section 14(d) of the Plan are incorporated herein by reference and made a part hereof; provided, that the Committee may allow a withholding of shares in excess of the minimum required statutory liability if the Committee determines that such excess withholding would not result in adverse accounting consequences.
19.Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time, and (2) applicable law, including, but not limited to, the applicable rules and regulations of the Securities and Exchange Commission and the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In addition, if the Participant receives any amount in excess of the amount that the Participant should have otherwise received under the terms of the Awards for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Committee may provide that the Participant shall be required to repay any such excess amount to the Company.
20.Detrimental Activity. Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Award Agreement, if the Participant has engaged or engages in any Detrimental Activity (as defined in the Plan) or otherwise has violated Sections 6 through 10 of this Award Agreement, the Committee may, in its sole discretion, (1) cancel any or all of the Awards, and (2) require the Participant to forfeit any amount or gain realized due to the vesting of such Awards, and to repay any such amount or gain promptly to the Company.
21.Protected Rights. The Participant understands that nothing contained in this Award Agreement limits the Participant’s ability to report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the

Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”). The Participant further understands that this Award Agreement does not limit the Participant’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Nothing in this Award Agreement shall limit the Participant’s ability under applicable United States federal law to (i) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (ii) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.
22.Notice. Every notice or other communication relating to this Award Agreement between the Company and the Participant shall be in writing, and shall be mailed, transmitted or delivered to the party for whom it is intended at such physical or electronic (e-mail) address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed, transmitted or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed or transmitted to the Participant at the Participant’s last known address or e-mail address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
23.No Right to Continued Service. This Award Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.
24.Binding Effect. This Award Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto, each of the Company and its subsidiaries, and each of their respective Affiliates, shall have the right to enforce the provisions and obligations of this Award Agreement.
25.Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Award Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification may be consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
26.Severability. Participant understands and agrees that the provisions of this Award Agreement are severable so that in the event that any part or potion of any of the Award Agreement, or the Sections contained herein, shall be held to be void, unenforceable or contrary to public policy, the remaining portion of the Award Agreement or Section shall remain in full force and effect.
27.Enforceability and Remedies. The Participant acknowledges that in the event of breach of threatened breach of any of the provisions of Sections 6-10, monetary damages shall not constitute a sufficient remedy, and that the Company will be irreparably harmed without adequate remedy at law. Consequently, in the event of any such threatened or actual breach, the Company, in addition to other rights and remedies existing in its favor, may seek and obtain specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof. Further, in the event that any term or provision of this Award Agreement is determined by a court or other adjudicative body to be unenforceable because of the duration or scope of such term or provision, then the duration or scope of such term or provision, as applicable, shall be reduced by the minimum extent necessary to be enforceable and such term or provision shall then be enforced, in its reduced form, according to the terms thereof. In the even that any term or provision of this Award Agreement is determined by a court or other adjudicative body to be unenforceable for any other reason, the illegality or invalidity of that term or provision shall not affect the enforceability of the remaining parts of this Award Agreement and the Award Agreement shall be construed and enforced as if the illegal or invalid term or provision had not been included.
28.Legal Fees. In the event that the Company initiates litigation to enforce any provision of this Award Agreement, including but limited to Sections 6-10, and is the prevailing party in such litigation or efforts to enforce, the Company shall be entitled to recover from the Participant reasonable legal fees and costs, including reasonable attorney’s fees, incurred by the Company in connection with such litigation, in addition to any and all other rights and remedies.
29.Governing Law. This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Award Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Award Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.
30.Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Award Agreement, the Plan shall govern and control.
31.Section 409A. It is intended that the Awards granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder. Payment with respect to the Awards will occur no later than March 15 of the calendar year following the end of the Performance Period. The Company does not guarantee any particular tax effect with respect to the Awards.

*    *    *

JURISDICTION-SPECIFIC ADDENDA

The attached jurisdiction-specific addenda comprise additional country- and state-specific notices, disclaimers, and/or terms and conditions that apply to individuals who work or reside in the countries or states listed below and that may be material to the Participant’s participation in the Plan. Such notices, disclaimers, and/or terms and conditions may also apply, from the Grant Date, if the Participant moves to or otherwise is or becomes subject to the applicable laws or company policies of the jurisdiction listed. Furthermore, the Participant acknowledges that the applicable laws of the country and/or state in which the Participant is residing or working at the time of grant, vesting and settlement of the Award or the sale of Common Stock received pursuant to the Award (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject the Participant to procedural or regulatory requirements. The Participant agrees that the Participant will be solely responsible for compliance with such requirements and will hold the Company and its Affiliates harmless for any non-compliance with such requirements. The Participant hereby agrees not to bring any claims against the Company or any of its Affiliates for any penalties or other adverse consequences to the Participant as a result of non-compliance with these laws and rules. In addition, because foreign exchange regulations and other local laws are subject to frequent change, the Participant is advised to seek advice from his or her own personal legal and tax advisor prior to accepting or settling an Award or holding or selling Common Stock acquired under the Plan. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s acceptance of the Award or participation in the Plan. Unless otherwise noted below, capitalized terms shall have the same meaning assigned to them under the Plan or the Award Agreement. These jurisdiction-specific addenda form part of the Award Agreement and should be read in conjunction with the Award Agreement and the Plan.

Securities Law Notice: Unless otherwise noted, neither the Company nor its Common Stock is registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Award Agreement (of which these jurisdiction-specific addenda are a part), the Plan, and any other communications or materials that the Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and the issuance of securities described in any Plan-related documents is not intended for public offering or circulation in the Participant’s jurisdiction.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN AUSTRALIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above named employee who resides in Australia, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Securities Law Notice. This disclosure has been prepared in connection with offers to Participants in Australia under the Plan (a copy of which is available upon request and free of charge, within a reasonable period following your request, from hronline@transunion.com and the Award Agreement (a copy of which is available at netbenefits.fidelity.com (login required)). It has been prepared to ensure that this grant and any other grant under the Plan (the “Offer”) satisfy the conditions for exemptions granted by the Australian Securities and Investments Commission (“ASIC”) under ASIC Class order 14/1000.

General Advice Only. Any advice given to the Participant in connection with the Offer is general advice only. It does not take into account the objectives, financial situation and needs of any particular person. No financial product advice is provided in the documentation relating to the Plan and nothing in the documentation should be taken to constitute a recommendation or statement of opinion that is intended to influence the Participant in making a decision to participate in the Plan. This means that the Participant should consider obtaining his or her own financial product advice from an independent person who is licensed by the ASIC to give such advice.

Australian Dollar Equivalents. The Award is issued for no consideration, meaning that the Participant will not have to pay anything to receive the Award or the underlying Common Stock. However, the Australia dollar equivalent of the current market price of the underlying shares subject to the Award may be determined by reference to the daily exchange rate published by the Reserve Bank of Australia on the relevant date. Note that the exchange rate may fluctuate, and the Australian dollar equivalent of the market price will depend on the then-current U.S. dollar/Australian dollar exchange rate. TransUnion will make available upon the Participant’s request the Australian dollar equivalent of the current market price of the underlying Common Stock subject to the Award. The Participant can get those details by contacting hronline@transunion.com.

Issue of Award. The Award will be issued for no consideration.

Risks of Participation in the Plan. Participation in the Plan and acquiring Common Stock in TransUnion carries inherent risks. The Participant should carefully consider these risks in light of his or her investment objectives and personal circumstances.

Settlement. Notwithstanding any discretion in the Plan or the Award Agreement to the contrary, settlement of the Award shall be in Common Stock and not, in whole or in part, in the form of cash.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN BRAZIL

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Brazil, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Notice of Private Offering. It is intended that the grant of Restricted Stock Units or Performance Share Units by the Company to the Participant under the Award Agreement shall not constitute a “public offering” in Brazil, as defined in CVM Ruling No. 400 of the Brazilian Securities Exchange Commission (CVM), dated December 29, 2003 and, therefore, prior registration with the relevant securities authorities in Brazil is not required.

Labor Law Policy and Acknowledgement. By accepting this Award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that (i) the benefits provided under the Grant Notice, Award Agreement and the Plan are the result of commercial transactions unrelated to the Participant’s employment; (ii) the Grant Notice, Award Agreement and the Plan are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment.

Compliance with Applicable Law. By accepting the Award of Restricted Stock Units or Performance Share Units, the Participant agrees to comply with applicable Brazilian tax laws and to pay any and all applicable taxes associated with the vesting of the Restricted Stock Units or Performance Share Units, the receipt of dividends and/or the sale of shares of Common Stock acquired upon vesting and settlement of the Restricted Stock Units or Performance Share Units.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN CANADA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Canada, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Terms and Conditions

1.Restricted Stock Units and Performance Share Units Settled in Cash or Shares Acquired in the Open Market Only. Notwithstanding anything to the contrary in the Plan, the Grant Notice or the Award Agreement, I understand that any Restricted Stock Units or Performance Share Units granted to me shall be paid in cash or by delivery of previously issued shares of the Company acquired in the open market.

2.Settlement Date. Notwithstanding anything to the contrary in the Plan, the Grant Notice or the Award Agreement, any Restricted Stock Units or Performance Share Units will be settled no later than December 31 of the calendar year in which the vesting occurs.
The following provision will apply to residents of Quebec only:

3.Language Consent. The parties acknowledge that it is their express wish that this agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention.

Notifications

Additional Restrictions on Resale. In addition to the restrictions on resale and transfer noted in the Plan and the Award Agreement, securities granted or purchased under the Plan may be subject to certain restrictions on resale imposed by Canadian provincial securities laws. You are encouraged to seek legal advice prior to any resale of such securities. In general, Participants resident in Canada may resell their securities in transactions carried out on exchanges outside of Canada.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN COLOMBIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Colombia, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Labor Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that pursuant to Article 128 of the Colombia Labor Code, equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits do not constitute a component of “salary” for any purposes.

Exchange Control Information. Investments in assets located outside of Colombia (including Common Stock received following the vesting of Restricted Stock Units and Performance Share Units) are subject to registration by the Participant with the Central Bank of Colombia (Banco de la República) if the aggregate value of such investments is US$500,000 or more as of December 31 of the applicable calendar year. Further, upon the sale of any Common Stock that a Participant has registered with the Central Bank, the Participant must cancel the registration by March 31 of the following year. The Participant may be subject to fines for failure to cancel such registration with the Central Bank.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN FRANCE

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in France, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in France. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Consent to Receive Information in English. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant confirms having read and understood the Plan and the Award Agreement, which were provided in the English language. The Participant accepts the terms of those documents accordingly. En acceptant cette attribution gratuite d’actions, vous confirmez avoir lu et comprenez le Plan et ce Contrat, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Vous acceptez les dispositions de ces documents en connaissance de cause.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the termination of the Participant’s employment.

Award Not Tax-Qualified. The Award of Restricted Stock Units or Performance Share Units is not intended to qualify for the specific tax and social security treatment applicable to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-6 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.

Foreign Ownership Reporting. The Participant is required to report all foreign accounts (whether open, current or closed) to the French tax authorities when filing his or her annual tax return.  The Participant should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

Data Protection. By entering into this Agreement, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the participant’s personal data as described in this agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the participant’s participation in the plan.
By entering into this Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to Award.

By entering into this Agreement, the Participant acknowledges that the purposes described in this Agreement are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her personal data, such as the right of objection or erasure, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which are being held on his behalf.
The Participant shall be provided with the information regarding the following by the Company, the Board or any Affiliate employing the Participant to the extent that they are acting as controllers of the Participant’s personal data (save where the Participant already has the information): the purpose of the collection and use of the personal information or other relevant information pertaining to the Participant; the information to be collected and used; the period and method of retention and use of the personal information or other relevant information pertaining to the Participant; details of any third parties to whom their information is disclosed or transferred including the purpose of such disclosure or transfer and, where applicable, the safeguards applied to any transfers of data outside of the EU; the rights of the Participant in respect of access to, rectification and deletion of their information and any related disadvantages; where applicable, the contact details of the Data Protection Officer of the relevant controller; and the right to complain to the relevant data protection supervisory authority.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN GERMANY

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Germany, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Germany. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the termination of the Participant’s employment.

Foreign Ownership Reporting. If the acquisition of Common Stock under the Plan leads to a so-called qualified participation at any point during the calendar year, the Participant will need to report the acquisition when the Participant files his/her tax return for the relevant year. A qualified participation is attained if (i) the value of the Common Stock acquired exceeds EUR 150,000 or (ii) in the unlikely event the Participant holds Common Stock exceeding 10% of TransUnion’s total Common Stock.

Exchange Control Information. Cross-border payments in excess of EUR 12,500 must be reported monthly to the German Federal Bank. The German Federal Bank no longer will accept reports in paper form and all reports must be filed electronically. The electronic “General Statistics Reporting Portal” (Allgemeines Meldeportal Statistik) can be accessed on the German Federal Bank’s website: www.bundesbank.de.

Data Protection. By entering into this Agreement, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the participant’s personal data as described in this agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the participant’s participation in the plan.
By entering into this Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to Award.

By entering into this Agreement, the Participant acknowledges that the purposes described in this Agreement are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her personal data, such as the right of objection or erasure, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which are being held on his behalf.
The Participant shall be provided with the information regarding the following by the Company, the Board or any Affiliate employing the Participant to the extent that they are acting as controllers of the Participant’s personal data (save where the Participant already has the information): the purpose of the collection and use of the personal information or other relevant information pertaining to the Participant; the information to be collected and used; the period and method of retention and use of the personal information or other relevant information pertaining to the Participant; details of any third parties to whom their information is disclosed or transferred including the purpose of such disclosure or transfer and, where applicable, the safeguards applied to any transfers of data outside of the EU; the rights of the Participant in respect of access to, rectification and deletion of their information and any related disadvantages; where applicable, the contact details of the Data Protection Officer of the relevant controller; and the right to complain to the relevant data protection supervisory authority.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN HONG KONG

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Hong Kong, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

The Award Agreement, including this Addendum, the Grant Notice, the Plan and other incidental communication materials, have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The Restricted Stock Units and Performance Share Units are intended only for the personal use of each eligible employee of the Company or any Subsidiary and may not be distributed to any other person.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN INDIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in India, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Labor Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary and are not to be considered in valuing employment benefits or severance payable in the event of the Participant’s termination of employment.

Data Privacy. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(2)The Participant understands that the Company and any Subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and

Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN IRELAND

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Ireland, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Ireland. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Income Tax, Pay Related Social Insurance and Universal Social Charge: Where the Participant is tax resident in Ireland on the vesting date and/or is a director of any Irish member of the Company Group, the Participant hereby agrees to indemnify the Company and any Affiliate in respect of any Irish income tax, employee Pay Related Social Insurance (PRSI) (but, for the avoidance of doubt, not employer PRSI), Universal Social Charge and any other relevant statutory deductions, withholdings or payments that the Company and/or any Affiliate is required to make or pay on as a matter of Irish law in relation to any Award under the Plan and agrees (without limitation) that Section 14(d) of the Plan shall apply in respect of the collection of such taxes and the satisfaction of the obligations of the Company or any Affiliate in respect of the same.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the Participant’s termination of employment.

Enforceable Restrictions. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that it is intended that the restrictions contained in Sections 6 through 10 of the Award Agreement are fully enforceable. Having regard to this intention, if a Court of competent jurisdiction determines that these restrictions are not enforceable (in whole or in part), the Participant acknowledges and agrees that each outstanding and unvested Award of Restricted Stock Units and Performance Share Units granted to such Participant shall immediately terminate and be forfeited without any consideration.

Data Protection. By entering into this Agreement, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the participant’s personal data as described in this agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the participant’s participation in the plan.
By entering into this Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to Award.

By entering into this Agreement, the Participant acknowledges that the purposes described in this Agreement are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her personal data, such as the right of objection or erasure, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which are being held on his behalf.
The Participant shall be provided with the information regarding the following by the Company, the Board or any Affiliate employing the Participant to the extent that they are acting as controllers of the Participant’s personal data (save where the Participant already has the information): the purpose of the collection and use of the personal information or other relevant information pertaining to the Participant; the information to be collected and used; the period and method of retention and use of the personal information or other relevant information pertaining to the Participant; details of any third parties to whom their information is disclosed or transferred including the purpose of such disclosure or transfer and, where applicable, the safeguards applied to any transfers of data outside of the EU; the rights of the Participant in respect of access to, rectification and deletion of their information and any related disadvantages; where applicable, the contact details of the Data Protection Officer of the relevant controller; and the right to complain to the relevant data protection supervisory authority.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN KENYA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Kenya, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Notice of No Guarantee of Continued Employment. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that the benefits under the Plan are separate and distinct from the Participant’s contract of employment and do not form part of the terms and conditions of the Participant’s employment, and that nothing in the Plan will prevent the Participant’s employer from terminating his or her employment in accordance with the terms of the Participant’s employment arrangement.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN LITHUANIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Lithuania, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Lithuania. You are advised to exercise caution in relation to the offer.
Notice of Private Offering: This Agreement, including this Addendum, the Grant Notice, the Plan and other incidental communication materials do not constitute an offer or constitute any part of an offer to the public under the Law on Securities of the Republic of Lithuania (the “Law on Securities”) or otherwise. Accordingly, such documents and communications do not, and are not intended to, constitute a prospectus under the Law on Securities and have not been registered with the Bank of Lithuania. The Participant acknowledges that the Participant has been advised to exercise caution in relation to the offer and, if in doubt about any of the contents of this document, that the Participant should obtain independent professional advice.

Data privacy: By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously acknowledges to the collection, use, processing and transfer, in electronic or other form, of his or her personal data as described in the Agreement by and among, as applicable, the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan on the basis of necessity to perform the Agreement.

(2)The Participant understands that the Company and any Subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, e-mail address, date of birth, social security number or equivalent, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor and any other personal information which could identify the Participant and is necessary for the administration of the Plan (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. If data is transferred to third countries which do not ensure an adequate level of data protection, the data will be transferred only on the basis of additional safeguards such as standard data protection clauses adopted by the European Commission. The Participant may contact his or her local human resources representative to obtain a copy of the applicable safeguards. The Company may also share anonymised information with other third parties, but only where the information cannot realistically be identified as relating to the Participant. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, request restriction of processing, or, in certain cases, request erasure of personal data, require any necessary amendments to Data or request data to be transferred to the Participant or to another controller in a machine readable format by contacting in writing his or her local human resources representative.

(4)The Participant understands that he or she accepts this Agreement on a purely voluntary basis. If Participant does not choose to participate in the Plan, his or her employment status or service with the Employer will not be adversely affected.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN MEXICO

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above named employee who resides in Mexico, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Labor Matters and Acknowledgement. The Participant acknowledges that the award is being granted by the Company on behalf of his or her employer a subsidiary within the Company Group. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that this award does not form part of the Participant’s employment or service agreement with the Company or any of its subsidiaries and does not amend or supplement any such agreement. The Participant hereby acknowledges and agrees that his or her participation in the Plan does not create a labor relationship with any other company within the Company Group different from his or her current employer. Participation in the Plan does not entitle the Participant to future benefits or payments of a similar nature or value and does not entitle the Participant to any compensation in the event that the Participant loses his or her rights under the Plan as a result of termination of employment. Benefits or payments that the Participant may receive or be eligible for under the Plan will not be taken into consideration in determining the amount of any future benefits, payments or other entitlements that may be due to the Participant (including in cases of termination of employment).

The Participant hereby acknowledges and certifies that (i) the Participant is fully aware of and understands the terms and conditions of the Plan, the Grant Notice and the Award Agreement, (ii) the Participant completely and voluntarily agrees to such terms and conditions, (iii) the Participant has been furnished with all relevant information and materials on the Company’s operations and financial condition, (iv) the Participant has read and understood such information and materials, and (v) such information and materials are sufficient and have enabled the Participant to make an informed decision to invest in the shares offered.

Data Privacy Notice. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously consents to the collection, use, treatment, and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(2)The Participant understands that the Company and any subsidiary may collect, hold and treat the following personal information about the Participant: name, home address and telephone number, date of birth, identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain, treat and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments or corrections to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the person responsible for the treatment of Data identified below. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.

(4)Address and identity of the person responsible for the treatment of Data: TransUnion, c/o Director, Corporate Systems, 555 West Adams Street, Chicago, Illinois 60661.

(5)The Participant may exercise the rights described hereinabove by submitting a request duly signed and addressed to the area of privacy personal data of the Company to the Company’s corporate headquarters, or to the following e-mail address: HRSysHelp@transunion.com. The request must be accompanied by the necessary documents to prove the identity of the Participant through official ID, as well as an e-mail address to receive notifications and decisions, or another means to receive the notifications, as well as any other documents deemed necessary. The Company will issue a decision within the twenty (20) business days from the date the request was submitted. If the request is granted, the decision will be effective within the fifteen (15) business days following the date the decision is notified. If appropriate, the Company will attach the necessary documents with the information or personal data in its possession. The abovementioned terms may be extended for an equal period under appropriate circumstances. For more information please contact the area of privacy of personal data by sending an email to HRSysHelp@transunion.com.

The Company reserves the right to amend at any time this privacy policy notice, and notify the Participant through e-mail of such amendments. All amended terms will automatically take effect 10 days after the Company provides notice of the amendments.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN PHILIPPINES

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the Philippines, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Labor Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that this award does not form part of the Participant’s employment or service agreement with the Company or any of its subsidiaries and does not amend or supplement any such agreement. Participation in the Plan does not entitle the Participant to future benefits or payments of a similar nature or value and does not entitle the Participant to any compensation in the event that the Participant loses his or her rights under the Plan as a result of termination of employment. Benefits or payments that the Participant may receive or be eligible for under the Plan will not be taken into consideration in determining the amount of any future benefits, payments or other entitlements that may be due to the Participant (including in cases of termination of employment).

The Participant hereby acknowledges and certifies that (i) the Participant is fully aware of and understands the terms and conditions of the Plan, the Grant Notice and the Award Agreement, (ii) the Participant completely and voluntarily agrees to such terms and conditions, (iii) the Participant has been furnished with all relevant information and materials on the Company’s operations and financial condition, (iv) the Participant has read and understood such information and materials, and (v) such information and materials are sufficient and have enabled the Participant to make an informed decision to invest in the shares offered.

Data Privacy. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(2)The Participant understands that the Company and any subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.
Securities Notice. THE SECURITIES BEING OFFERED OR SOLD HEREIN HAVE NOT BEEN REGISTERED WITH THE PHILIPPINE SECURITIES AND EXCHANGE COMMISSION UNDER THE PHILIPPINE SECURITIES REGULATION CODE. ANY FUTURE OFFER OR SALE THEREOF IN THE PHILIPPINES IS SUBJECT TO REGISTRATION REQUIREMENTS UNDER THE PHILIPPINE SECURITIES REGULATION CODE UNLESS SUCH OFFER OR SALE QUALIFIES AS AN EXEMPT TRANSACTION.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN SOUTH AFRICA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in South Africa, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Notice of Private Offering. The information contained in the Plan, the Grant Notice and the Award Agreement is strictly private and confidential and for the attention of the addressee only. Any offer or invitation contained herein is open for acceptance by the addressee only and, as such, does not constitute an offer to the public as envisaged in Chapter 4 of the South African Companies Act, 2008.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN SPAIN

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Spain, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Section 2, Termination of Employment. Notwithstanding anything to the contrary in the Plan, the Grant Notice or the Agreement, Section 2(b) of the Grant Notice (regarding prorated vesting of Restricted Stock Units or Performance Share Units upon the Participant’s Retirement) is hereby revised to delete the requirement that the Participant must execute a general release and waiver of claims in a form and manner determined by the Company.

Consent to Receive Information in English. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant confirms having read and understood the Plan and the Award Agreement, which were provided in the English language. The Participant accepts the terms of those documents accordingly. Al aceptar esta adjudicación gratuita de acciones, confirma que ha leído y comprendido el Plan y el presente Acuerdo, incluidos todos sus términos y condiciones, que se han facilitado en lengua inglesa. Usted acepta las disposiciones de estos documentos con pleno conocimiento del contenido de los mismos.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, and (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment.

Responsibility for Taxes and Tax Withholding Obligations. This provision supplements Section 18 of the Award Agreement and Section 14(d) of the Plan: Without limiting the Company’s and its Affiliates’ authority to satisfy their withholding obligations for taxes as set forth in Section 18 of the Award Agreement and Section 14(d) of the Plan, in accepting the Award of Restricted Stock Units or Performance Share Units, the Participant authorizes the Company and/or its applicable Affiliate to withhold shares of Common Stock otherwise deliverable to the Participant upon vesting or settlement to satisfy any required tax withholding, regardless of whether the Company or its Affiliate have an obligation to withhold such amounts.

Foreign Ownership Reporting. The Participant is required to report all foreign accounts (whether open, current or closed) to the Spanish tax authorities when filing his or her annual tax return.  The Participant should consult his or her personal advisor to ensure compliance with applicable reporting obligations.

Data Protection. By entering into this Agreement, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the participant’s personal data as described in this agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
By entering into this Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the

Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to Award.

By entering into this Agreement, the Participant acknowledges that the purposes described in this Agreement are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her personal data, such as the right of objection or erasure, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which are being held on his behalf.
THE PARTICIPANT SHALL BE PROVIDED WITH THE INFORMATION REGARDING THE FOLLOWING BY THE COMPANY, THE BOARD OR ANY AFFILIATE EMPLOYING THE PARTICIPANT TO THE EXTENT THAT THEY ARE ACTING AS CONTROLLERS OF THE PARTICIPANT’S PERSONAL DATA (SAVE WHERE THE PARTICIPANT ALREADY HAS THE INFORMATION): THE PURPOSE OF THE COLLECTION AND USE OF THE PERSONAL INFORMATION OR OTHER RELEVANT INFORMATION PERTAINING TO THE PARTICIPANT; THE INFORMATION TO BE COLLECTED AND USED; THE PERIOD AND METHOD OF RETENTION AND USE OF THE PERSONAL INFORMATION OR OTHER RELEVANT INFORMATION PERTAINING TO THE PARTICIPANT; DETAILS OF ANY THIRD PARTIES TO WHOM THEIR INFORMATION IS DISCLOSED OR TRANSFERRED INCLUDING THE PURPOSE OF SUCH DISCLOSURE OR TRANSFER AND, WHERE APPLICABLE, THE SAFEGUARDS APPLIED TO ANY TRANSFERS OF DATA OUTSIDE OF THE EU; THE RIGHTS OF THE PARTICIPANT IN RESPECT OF ACCESS TO, RECTIFICATION AND DELETION OF THEIR INFORMATION AND ANY RELATED DISADVANTAGES; WHERE APPLICABLE, THE CONTACT DETAILS OF THE DATA PROTECTION OFFICER OF THE RELEVANT CONTROLLER; AND THE RIGHT TO COMPLAIN TO THE RELEVANT DATA PROTECTION SUPERVISORY AUTHORITY.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN SWEDEN

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Sweden, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Sweden. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the termination of the Participant’s employment.

Responsibility for Taxes and Tax Withholding Obligations. This provision supplements Section 18 of the Award Agreement and Section 14(d) of the Plan: Without limiting the Company’s and its Affiliates’ authority to satisfy their withholding obligations for taxes as set forth in Section 18 of the Award Agreement and Section 14(d) of the Plan, in accepting the Award of Restricted Stock Units or Performance Share Units, the Participant authorizes the Company and/or its applicable Affiliate to withhold shares of Common Stock otherwise deliverable to the Participant upon vesting or settlement to satisfy any required tax withholding, regardless of whether the Company or its Affiliate have an obligation to withhold such amounts.

Data Protection. By entering into this Agreement, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the participant’s personal data as described in this agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the participant’s participation in the plan.
By entering into this Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to Award.

By entering into this Agreement, the Participant acknowledges that the purposes described in this Agreement are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her personal data, such as the right of objection or erasure, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which are being held on his behalf.
The Participant shall be provided with the information regarding the following by the Company, the Board or any Affiliate employing the Participant to the extent that they are acting as controllers of the Participant’s personal data (save where the Participant already has the information): the purpose of the collection and use of the personal information or other relevant information pertaining to the Participant; the information to be collected and used; the period and method of retention and use of the personal information or other relevant information pertaining to the Participant; details of any third parties to whom their information is disclosed or transferred including the purpose of such disclosure or transfer and, where applicable, the safeguards applied to any transfers of data outside of the EU; the rights of the Participant in respect of access to, rectification and deletion of their information and any related disadvantages; where applicable, the contact details of the Data Protection Officer of the relevant controller; and the right to complain to the relevant data protection supervisory authority.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN THE UNITED KINGDOM

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the United Kingdom, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in the United Kingdom. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Notice of Private Offering. The Award Agreement, including this Addendum, the Grant Notice, the Plan and other incidental communication materials do not constitute an offer or constitute any part of an offer to the public within the meaning of sections 85 and 102B of the Financial Services and Markets Act 2000 (as amended) (“FSMA”) or otherwise. Accordingly such documents and communications do not, and are not intended to, constitute a prospectus within the meaning of section 85 of FSMA and have not been drawn up in accordance with the Prospectus Rules or approved by or filed with the Financial Conduct Authority or any other competent authority.

Income Taxes and National Insurance Contributions.  The Participant hereby agrees to indemnify the Company and any member of the Company Group in respect of any income tax or employees' (but not employers') Class 1 National Insurance Contributions in relation to any Award under the Plan and agrees (without limitation) that Section 14(d) of the Plan shall apply in respect of the collection such taxes and the satisfaction of the obligations of the Company or any member of the Company group in respect of the same.

Eligible Persons.  Notwithstanding anything to the contrary contained in the Plan, all employees, including employees employed on part-time or temporary basis, who provide services in the United Kingdom and are employed by a Group Company domiciled in the United Kingdom shall be treated as Eligible Persons under Section 6 of the Plan.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the Participant’s termination of employment.

Data Privacy. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(2)The Participant understands that the Company and any Subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, e-mail address, date of birth, social security number or equivalent, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor and any other personal information which could identify the Participant and is necessary for the administration of the Plan (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN CALIFORNIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of California, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 6, Nondisclosure of Confidential Information. The Participant’s obligations not to disclose or use the Company’s Confidential Information, if not subject to protection as a trade secret under applicable law, shall apply for twelve (12) months following Participant’s termination from the Company.

Section 7, Noncompetition. Section 7 shall only apply if the Participant uses or discloses Company’s Trade Secrets per Cal. Bus. & Prof. Code § 16600.
Section 9 and 10, Nonsolicitation. Sections 9 and 10 shall only apply if the Participant uses or discloses the Company’s Trade Secrets per Cal. Bus. & Prof. Code § 16600.
Section 12, Nondisparagement is replaced with the following. Except as otherwise allowed by law, including by California Government Code Section 12964.5, the Participant shall not, directly or indirectly, disparage the Company and/or communicate, either in writing or orally, any statement that bears negatively on the Company’s reputation, services, products, principals, customers, policies, adherence to the law (unless otherwise required by law), shareholders, officers, directors, officials, executives, employees, agents, representatives, business or other legitimate interests of the Company. Nothing in this Section prevents Participant from discussing or disclosing information about unlawful acts in the workplace, such as harassment, discrimination, retaliation, sexual assault, wage and hour violations or any other conduct that Participant has reason to believe is unlawful or against public policy.
Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “California” for “Delaware” with respect to governing law and jurisdiction.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN COLORADO

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Colorado, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition; Sections 9 and 10, Non-Solicitation. Sections 7, 9 and 10 of the Award Agreement shall not apply if the Participant’s earnings are below the wage thresholds set out in Colo. Rev. Stat. § 8-2-113(2)(b),(c).
Section 7, Noncompetition; Sections 9 and 10, Non-Solicitation. Sections 7, 9 and 10 shall only apply if the Participant’s subsequent employment uses or discloses, or threatens to use or disclose the Company’s Trade Secrets within the meaning of Colo. Rev. Stat. § 8-2-113(2)(b).
Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “Colorado” for “Delaware” with respect to governing law and jurisdiction.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN DISTRICT OF COLUMBIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of District of Columbia having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Section 7 of the Award Agreement shall not apply if the Participant’s earnings are below the wage thresholds set out in the Non-Compete Clarification Amendment Act of 2022, 24-175, Sec. 101(6).

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN IDAHO

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Idaho, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Sections 7, Noncompetition; Sections 9, and 10, Nonsolicitation. The Participant acknowledges and agrees that the Company considers the Participant to be a “key employee,” as that term is defined in Idaho Stat. § 44-2702, and that if the Participant becomes employed by or affiliated with a Competitor as that term is defined in this Award Agreement, it is inevitable that the Participant would the disclose Company’s Confidential Information or Trade Secrets.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN ILLINOIS

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Illinois having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Sections 7, Noncompetition; Sections 9, and 10, Nonsolicitation. Sections 7, 9 and 10 shall not apply if the Participant’s earnings are below the wage thresholds set out in Illinois Stat. 820 ILCS 90/10(a) and (b).
Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “Illinois” for “Delaware” with respect to governing law and jurisdiction.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN LOUISIANA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Louisiana having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition; Section 9, Nonsolicitation. The Geographic Scope set forth in Section 8 as applied to Section 7 and, to the extent applicable to Section 9, shall be revised to apply only to the Parishes and Counties in Louisiana where the Participant had responsibility in his or her position with the Company.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN MASSACHUSETTS

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Massachusetts, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Section 7 of the Award Agreement is amended to provide that the post-employment restrictions under Section 7 shall not apply to the Participant unless the Participant’s employment is terminated due to either (i) a voluntary termination of employment by the Participant or (ii) any involuntary termination other than a termination of employment without “cause” or in which the Participant is “laid off,” as the terms “cause” and “laid off” are used in the Massachusetts Noncompetition Agreement Act, M.G.L. c. 149, § 24L(c).  In addition, and notwithstanding any other provision to the contrary in the Award Agreement, Section 7 shall not apply to the Participant if the Participant is classified as a nonexempt employee for purposes of the Fair Labor Standards Act, 29 U.S.C. § 201 et seq.
The Award Agreement, as amended by this addendum, shall not become effective until at least ten (10) business days after notice of the Award Agreement and the non-competition covenant hereunder has been provided to the Participant.
Certain Acknowledgments.  The Participant acknowledges each of the following:
(a)The terms of the Award pursuant to the Award Agreement constitute fair and reasonable consideration independent from the continuation of employment for the obligations of Section 7 of the Award Agreement.
(b)The Award constitutes mutually agreed-upon consideration for the obligations in Section 7.  The Participant further acknowledges that the Participant had the option of declining the Award and thereby declining to enter into this Award Agreement, including Section 7, and freely chose to enter into this Award Agreement.
(c)The Company has advised the Participant that the Participant had the right to consult with counsel prior to signing this Award Agreement.

JURISDICTION. THE PARTICIPANT HEREBY CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS SITUATED WITHIN MASSACHUSETTS FOR PURPOSES OF ENFORCING SECTION 7 OF THE AWARD AGREEMENT, AND WAIVES ANY OBJECTION THAT THE PARTICIPANT MIGHT HAVE TO PERSONAL JURISDICTION OR VENUE IN THOSE COURTS. THE COMPANY AND THE PARTICIPANT AGREE THAT ALL CIVIL ACTIONS RELATING TO SECTION 7 OF THIS AGREEMENT SHALL BE BROUGHT IN THE COUNTY OF SUFFOLK, MASSACHUSETTS AND THAT THE SUPERIOR COURT OR THE BUSINESS LITIGATION SESSION OF THE SUPERIOR COURT SHALL HAVE EXCLUSIVE JURISDICTION.  THIS PARAGRAPH SUPERSEDES SECTION 29 OF THE AWARD AGREEMENT WITH RESPECT TO DISPUTES ARISING UNDER SECTION 7 OF THE AWARD AGREEMENT.AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN NEBRASKA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Nebraska, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Section 9, Nonsolicitation. Section 6 of the Award Agreement is amended such that the customer and client restrictions in Section 9 are limited to customers and clients with which the Participant had contact.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN NORTH DAKOTA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of North Dakota, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.
Section 7, Noncompetition; Section 9 and 10, Nonsolicitation. Sections 7, 9, and 10 of the Award Agreement shall not apply to the Participant.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN OKLAHOMA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Oklahoma, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Section 7 of the Award Agreement shall not apply to Participant.
Section 9, Nonsolicitation. Section 9 of the Award Agreement is amended to apply only to those established customers and clients of the Company with whom Participant, or persons supervised by the Participant, had material business-related contact during the twelve (12) month period preceding the Participant’s termination of employment or about which the Participant had access to confidential information during the twelve (12) month period preceding the termination of the Participant’s employment. The term “indirectly” shall not apply to Section 9.

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AWARD AGREEMENT WITH RESPECT TO
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ADDENDUM FOR PARTICIPANTS RESIDING IN OREGON

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Oregon, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Section 7 shall not apply if the Participant’s earnings are below the wage thresholds set out in Or. Rev. Stat. § 653.296. Section 7 shall only apply if the Participant is engaged in administrative, executive or professional level work and (i) performs predominantly intellectual, managerial, or creative tasks, and (ii) exercises discretion and independent judgment in the course of his or her employment.

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AWARD AGREEMENT WITH RESPECT TO
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ADDENDUM FOR PARTICIPANTS RESIDING IN WASHINGTON

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Washington, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 7, Noncompetition. Section 7 shall not apply if the Participant’s earnings are below the wage thresholds set out in the Restrictions on Noncompetition Covenants Bill 5478 as codified in the Revised Code of Washington, Title 49.

Section 29, Governing Law. Section 29 of the Award Agreement is amended to substitute “Washington” for “Delaware” with respect to governing law and jurisdiction.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN WISCONSIN

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Wisconsin, having entered into this Award Agreement as of the date of grant (“the Award Agreement”) hereby agree to and do amend the Award Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Award Agreement shall remain in full force and effect.

Section 6, Nondisclosure of Confidential Information. The Participant’s obligations not to disclose or use the Company’s Confidential Information, if not subject to protection as a trade secret under applicable law, shall apply for twenty-four (24) months following the termination of the Participant’s employment from the Company.

Section 10, Nonsolicitation. Section 10 of the Award Agreement is amended to read “induce or attempt to induce any employee of the Company that is in a Sensitive Position to leave the employment of the Company on behalf of or for the benefit of a Competitive Business, or knowingly assist a Competitive Business to hire such an employee away from the Company”. For purposes of Section 10 (as amended hereby) an employee in a “Sensitive Position” refers to an employee of the Company who is in a management, supervisory, sales, technology, research and development or similar role where the employee is provided Confidential Information of the Company or is involved in business dealings with the Company’s customers.